Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 13 — COMMITMENTS AND CONTINGENCIES

Leases

The following is a schedule of the future minimum payments under operating leases that have non-cancelable lease terms (in millions):

Minimum Payments
2015	$5.3
2016	4.3
2017	3.0
2018	1.3
2019	0.6
Thereafter	2.6

$17.1

These lease payments include the payment of certain taxes and other expenses. Rent expense recognized during the years ended December 31, 2014, 2013 and 2012 was $7.1 million, $6.9 million and $6.6 million, respectively.

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in accrued expenses and other current liabilities in the consolidated balance sheets. Holdings’ self-insured insurance reserves, including group medical insurance reserves, were $7.3 million and $7.9 million as of December 31, 2014 and December 31, 2013, respectively.

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at five sites, including a former facility in Edison, New Jersey (the “New Jersey Site”), and at a previously owned site in Solano County, California (the “California Site”). Both sites involve the investigation of chlorinated solvent contamination. On or about October 8, 2014, the New Jersey Department of Environmental Protection issued a Response Action Outcome to Holdings, resulting in the closure of the remediation site with no further action required by Holdings. Based on currently available information, management believes that the cost of the ultimate outcome of the environmental matters related to the California Site will not exceed the $0.9 million accrued at December 31, 2014 by a material amount, if at all. However, because all investigation and analysis has not yet been completed and due to inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of this matter could have a material adverse effect on the results of operations for a single quarter.

In addition to the matters discussed above, UCI International or its predecessors have been named as a potentially responsible party at a third-party waste disposal site in Calvert City, Kentucky, a former manufacturing site and at an EPA Superfund site in Mayville, Wisconsin. On April 15, 2014, Holdings reached a settlement agreement for the Mayville, Wisconsin site for less than $0.1 million which was paid on April 16, 2014. As of December 31, 2014, UCI International had reserves of $0.1 million for settlement and remediation costs of the Calvert City, Kentucky and the former manufacturing site, the majority of which is anticipated to be spent in the next year.

As of December 31, 2014, environmental liability accruals of $0.4 million and $0.6 million are recorded in accrued expenses and other current liabilities and other long-term liabilities, respectively, in the consolidated balance sheet. As of December 31, 2013, environmental liability accruals of $1.0 million and $0.5 million are recorded in accrued expenses and other current liabilities and other long-term liabilities, respectively, in the consolidated balance sheet.

Antitrust Litigation

Starting in 2008, UCI and Champion Laboratories, Inc. (“Champion”) were named as defendants in class actions on behalf of all persons that purchased aftermarket filters in the U.S. directly from the defendants, from 1999 to March 8, 2012. Others actions were putative class actions on behalf of all persons who acquired indirectly aftermarket filters manufactured and/or distributed by one or more of the defendants, from 1999 to March 8, 2012, (collectively, the “U.S. Actions”). Also in 2008, Champion, but not UCI, was named as a defendant in two separate complaints in Ontario and Quebec (the “Ontario Action” and the “Quebec Action”, respectively, and, collectively, the “Canadian Actions”). The complaints included allegations similar to those in the U.S. Actions, and were brought as putative class actions on behalf of all persons in Canada that purchased aftermarket filters directly or indirectly from the defendants.

U.S. Actions

On February 9, 2012, the parties announced that Champion and two other defendants had reached an agreement in principle with all plaintiffs to settle the U.S. Actions. During 2012, the settlement agreement was executed, approved by the court, paid and finalized. During the year ended December 31, 2012, Holdings incurred post-trial costs of $1.2 million. The settlement was accrued for as of December 31, 2011. These amounts are included in antitrust litigation costs in consolidated statements of comprehensive income (loss).

Canadian Actions

On September 12, 2013, all defendants executed a settlement agreement with all plaintiffs in the Canadian Actions. The Ontario Court granted preliminary approval of the settlement with respect to the Ontario Action on October 3, 2013, which was recorded and paid by Champion to a trust account for the benefit of the settlement class members in the Canadian Actions during the year ended December 31, 2013. The settlement of the Ontario Action was approved by the court in January 2014. The settlement of the Quebec Action was approved by the court in April 2014.

During the year ended December 31, 2014, Holdings incurred post-trial costs of less than $0.1 million related to the Canadian Actions. During the year ended December 31, 2013, Holdings recorded $0.1 million associated with the Canadian Actions settlement and incurred post-trial costs of $0.1 million related to the Canadian Actions. These amounts are included in antitrust litigation in consolidated statements of comprehensive income (loss).

Value-added Tax Receivable

A wholly-owned Mexican subsidiary of Holdings had outstanding receivables denominated in Mexican pesos in the amount of $2.2 million from the Mexican Department of Finance and Public Credit related to refunds of Mexican value-added tax. In June 2013, the refund payment was received totaling $4.4 million (57.7 million Mexican pesos) including claims, interest and inflation of $2.0 million (25.5 million Mexican pesos), $1.8 million (23.3 million Mexican pesos) and $0.6 million (8.9 million Mexican pesos), respectively. The $1.8 million in interest and $0.6 million in inflation are included in interest expense, net in the consolidated statements of comprehensive income (loss).

In addition, Holdings’ Mexican subsidiary received a letter dated April 9, 2013 giving notification that the tax court had agreed to refund claims totaling $0.3 million (3.7 million Mexican pesos). On April 25, 2013, a refund payment was received totaling $0.7 million (8.2 million Mexican pesos) including interest and inflation of $0.3 million (3.3 million Mexican pesos) and $0.1 million (1.2 million Mexican pesos), respectively. The $0.3 million in interest and $0.1 million in inflation are included in interest expense, net in the consolidated statements of comprehensive income (loss).

A wholly-owned Chinese subsidiary of Holdings had outstanding duty and value-added tax claims denominated in Chinese yuan in the amount of $2.0 million (RMB 12.5 million) with the Chinese tax authority. The claims relate to the refund of duties and value-added tax for equipment purchases made in 2005 – 2007 for use in the production of product for export. Due to concerns about the collectability of the refunds, no receivable had been previously recorded. During the year ended December 31, 2013, Holdings recorded the collection of $1.9 million of the claims and recorded a receivable of $0.1 million for amounts still to be refunded. The $2.0 million of total claims has been recorded as income in miscellaneous, net in the consolidated statements of comprehensive income (loss). The receivable of $0.1 million is recorded in other current assets in the consolidated balance sheet.

Patent Litigation

Champion was named as a defendant in a complaint filed by Hengst of North America, Inc. (“Hengst”), on August 23, 2013 in the United States District Court for the District of South Carolina, Columbia Division, pursuant to which Hengst claimed that certain of Champion’s products infringed on a Hengst patent. On February 14, 2014, Champion and Hengst reached a settlement of this litigation. The settlement includes the payment of $2.2 million by Champion to Hengst, a license from Hengst to Champion of certain intellectual property in exchange for royalty payments, $0.8 million in rebates granted to Champion for future purchases by Champion of Hengst products and the dismissal with prejudice of this case. The $2.2 million settlement reserve was recorded as of December 31, 2013. During the year ended December 31, 2014, Champion made scheduled payments of $1.4 million and the remainder of payments will be made in installments of $0.2 million on or before July 1 of each year 2015 through 2018. As of December 31, 2014, Champion had accrued liabilities of $0.8 million for the settlement. During the year ended December 31, 2014, Champion incurred post-settlement patent litigation costs of $0.2 million. These costs are included in patent litigation costs in the consolidated statements of comprehensive income (loss).

Product Recall

In January 2014, Holdings was notified by one of its customers that the customer was recalling certain defective parts manufactured by one of Holdings’ U.S. subsidiaries. On October 30, 2014, Holdings reached agreement with the customer for settlement and full release of claims associated with this recall. As of December 31, 2014, Holdings had a reserve of $0.6 million for the settlement of the recall in the consolidated balance sheet, which was originally recorded as of December 31, 2013.

During the year ended December 31, 2012, Holdings recalled certain defective products manufactured by its Chinese operations and distributed by its Spanish subsidiary. As of December 31, 2014, Holdings had paid $0.9 million (€0.8 million) of costs related to this matter and a remaining accrual of $0.1 million (€0.1 million) is recorded in the consolidated balance sheet. As of December 31, 2014, Holdings has filed claims totaling $0.9 million (€0.8 million) with its insurance carrier and received reimbursement for claims and product recall costs totaling $0.9 million (€0.7 million), including $0.2 million (€0.2 million) received during the year ended December 31, 2014, under its insurance coverage, which was recorded as a reduction in warranty expenses. No additional provisions for this matter were recorded in the year ended December 31, 2014.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings’ management believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on our financial condition or results of operations.